FINANCIAL INSTRUMENTS & RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Disclosure of aging of trade and other receivables	At December 31, the aging of past due trade and other receivables was as follows:

($ millions)	2021	2020
31-60 days past due	2	3
Greater than 61 days past due	2	8
	4	11

Disclosure of how entity manages liquidity risk
Liquidity risk is the risk Pembina will not be able to meet its financial obligations as they come due. The following are the contractual maturities of financial liabilities, including estimated interest payments.

			Outstanding Balances Due by Period
As at December 31, 2021	Carrying Amount	Expected Cash Flows	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
($ millions)
Trade payables and accrued liabilities	1,063	1,063	1,063	—	—	—
Loans and borrowings	10,645	16,535	1,478	1,944	2,088	11,025
Subordinated hybrid notes	594	874	41	58	58	717
Dividends payable	115	115	115	—	—	—
Derivative financial liabilities	59	59	59	—	—	—
Lease liabilities	723	978	113	181	152	532

Disclosure of type of risk sensitivity analysis
The following table shows the impact on earnings(1) if the underlying commodity price risk of the derivative financial instruments (increased) or decreased by 15 percent, with other variables held constant.

As at December 31, 2021	15 Percent	15 Percent
($ millions)	Price Increase	Price Decrease
Crude oil	(40)	40
Natural gas	11	(11)
NGL(2)	(39)	39
(1)    Based on average market prices.
(2)    Includes propane, butane and condensate.
The following table shows the impact on earnings(1) if the underlying foreign exchange risk rate of the derivative financial instruments (increased) or decreased by $0.10, with other variables held constant.

As at December 31, 2021	$0.10	$0.10
($ millions)	Rate Increase	Rate Decrease
U.S. to Canadian dollars	(27)	27
(1) Based on the U.S. to Canadian dollar exchange rate.
Disclosure of financial instruments by type of interest rate
At the reporting date, the interest rate profile of Pembina's interest-bearing financial instruments was:

As at December 31
($ millions)	2021	2020
Carrying amounts of financial liability
Fixed rate instruments(1)	11,055	10,120
Variable rate instruments(2)	907	1,530
	11,962	11,650
(1)    Includes lease liabilities and subordinated hybrid notes.
(2) At December 31, 2021, Pembina held positions in financial derivative contracts designated as cash flow hedging instruments, fixing the interest rates on U.S. $250 million of variable rate debt (December 31, 2020: U.S. $250 million)
Disclosure of cash flow sensitivity analysis for variable rate instruments
The following table shows the impact on earnings if interest rates at the reporting date would have (increased) decreased earnings by 100 basis points, with other variables held constant.

As at December 31, 2021	100 Basis Point	100 Basis Point
($ millions)	Increase	Decrease
Variable rate instruments	(11)	11

Disclosure of fair value of financial instruments

	2021				2020
As at December 31	Carrying Value	Fair Value(1)			Carrying Value	Fair Value(1)
($ millions)		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Financial assets carried at fair value
Derivative financial instruments(3)	95	—	84	11	53	—	53	—
Financial liabilities carried at fair value
Derivative financial instruments(3)	59	—	59	—	69	—	69	—
Contingent consideration(4)	70	—	35	35	—	—	—	—
Financial liabilities carried at amortized cost
Loans and borrowings(2)	11,239	—	11,814	—	10,876	—	11,902	—
(1)    The basis for determining fair value is disclosed in Note 4.
(2)    Carrying value of current and non-current balances. Includes loans and borrowings and subordinated hybrid notes.
(3)    At December 31, 2021 all derivative financial instruments are carried at fair value through earnings, except for $8 million in interest rate derivative financial assets that have been designated as cash flow hedges.
(4)    Included in trade payables and other and other liabilities. See Note 9 for further details.

Disclosure of significant unobservable inputs used in fair value measurements
The significant unobservable inputs used in the fair value measurement of the Level 3 derivative instrument were as follows:

Significant Unobservable Inputs (percent)	2021
Wind discount	29.0
Wind escalation rate	4.5
Wind capacity	38.2
The table below shows the impact to earnings associated with the change in fair value of the derivative if the following significant unobservable inputs at the reporting date would have (increased) decreased, with other variables held constant. Management concluded that changes in the wind capacity factor would not have a material impact to the fair value measurement.

As at December 31, 2021
($ millions)	Sensitivity Range	Increase	Decrease
Wind discount	+/- 20 percent	(38)	38
Wind escalation rate	+/- 10 percent	(8)	8

Assets and liabilities measured on recurring basis, unobservable input reconciliation
Changes in net fair value of derivative asset and liability classified as Level 3 in the fair value hierarchy were as follows:

For the year ended December 31
($ millions)	2021
Level 3 net derivative asset at beginning of period	—
Total gain (loss):
Included in earnings	11
Level 3 net derivative asset at end of period	11

Disclosure of discount rates used to determine fair value of liabilities
The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus an adequate credit spread, and were as follows:

As at December 31
(percent)	2021	2020
Derivatives	0.4 - 1.8	0.5 - 0.7
Loans and borrowings	1.1 - 5.0	0.5 - 3.9

Disclosure of derivative financial instruments
The maturity and notional amount or quantity outstanding related to Pembina's derivative instruments are as follows:

($ millions)	Liquids (bpd)	Natural Gas (GJ/d)	Power (GWh)	Foreign Exchange	Interest Rate
As at December 31, 2021
Purchases(1)	—	62,615	6,166	—	—
Sales(1)	16,550	—	—	—	—
Millions of U.S. dollars	—	—	—	272	250
Maturity dates	2022	2022	2040	2022	2025
As at December 31, 2020
Purchases(1)(2)	1,756	73,557	—	—	—
Sales(1)	25,284	—	—	—	—
Millions of U.S. dollars	—	—	—	260	250
Maturity dates	2021	2021	2021	2021	2025
(1)    Barrels per day ("bpd"), gigajoules per day ("GJ/d") and gigawatt hours ("GWh").
(2) As at December 31, 2020 Pembina had outstanding power purchase derivatives representing approximately 6 megawatt hours.
Disclosure of financial instruments designated at fair value through profit or loss
Realized and unrealized losses (gains) on derivative instruments are as follows:

For the years ended December 31
($ millions)	2021	2020
Derivative instruments held at FVTPL(1)
Realized loss (gain)
Commodity-related	200	(54)
Foreign exchange	(12)	2
Unrealized (gain) loss
Commodity-related	(73)	84
Foreign exchange	19	5
Derivative instruments in hedging relationships(2)
Unrealized (gain) loss
Interest rate	(8)	—
(1)    Realized and unrealized losses (gains) on commodity derivative instruments held at FVTPL are included in loss (gain) on commodity-related derivative financial instruments in the Consolidated Financial Statements. Realized and unrealized losses (gains) on foreign exchange derivative instruments held at FVTPL are included in net finance costs in the Consolidated Financial Statements.
(2)     Unrealized losses (gains) on derivatives in designated cash flow hedging relationships are recognized in the cash flow hedge reserve in accumulated other comprehensive income, with realized (gains) losses being reclassified to net finance costs. Refer to Note 24 for amounts reclassified. No (gains) losses have been recognized in net income relating to discontinued cash flow hedges.

Disclosure of detailed information about hedging instruments
The following balances of U.S. dollar debt had been designated as hedges:

For the years ended December 31 ($ millions)	2021	2020
Notional amount of U.S. debt designated (in U.S. dollars)	250	250
Carrying value of U.S. debt designated	316	317
Maturity date	2025	2025